EXHIBIT 99.1

              Computational Materials prepared by Bear Stearns.

                                                                March 25, 2003
Bear, Stearns & Co. Inc.                                        03:28PM EST
dburke                              RS03A4-BURKE                Page 1 of 1


                         RS03A4-BURKE Class A1 () [P]
        Orig Bal 121,402,471  Fac 1.00000  Coup 4.250 Mat / / Wac- 0.000( 0.000) WAM- / (-22839)/ 0
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003   Curve Type:   Treas Act   Curve Date:  25-Mar-2003     Tranche: A1(    )


--------------------------------------------------------------------------------------
             rs03a4-burke/v50    rs03a4-burke/v100     rs03a4-burke/v150    prepay
                                                                            losses
Price           1.3375%            1.3375%                1.3375%           1M_LIB
                4.38               4.36                   3.43              Avg. Life
                04/03              04/03                  04/03             1st Prin
                04/16              04/16                  05/12             Last Prin
--------------------------------------------------------------------------------------
100:31          3.96               3.95                   3.88              Yield
                3.79               3.77                   3.07              Duration
--------------------------------------------------------------------------------------
101:3           3.92               3.92                   3.84              Yield
                3.79               3.77                   3.08              Duration
--------------------------------------------------------------------------------------
101:7           3.89               3.89                   3.80              Yield
                3.80               3.78                   3.08              Duration
--------------------------------------------------------------------------------------
101:11          3.86               3.86                   3.76              Yield
                3.80               3.78                   3.08              Duration
--------------------------------------------------------------------------------------
101:15          3.83               3.82                   3.72              Yield
                3.80               3.78                   3.08              Duration
--------------------------------------------------------------------------------------
101:19          3.79               3.79                   3.68              Yield
                3.81               3.79                   3.08              Duration
--------------------------------------------------------------------------------------
101:23          3.76               3.76                   3.64              Yield
                3.81               3.79                   3.09              Duration
--------------------------------------------------------------------------------------




This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                March 25, 2003
Bear, Stearns & Co. Inc.                                        03:28PM EST
dburke                              RS03A4-BURKE                Page 1 of 1



                         RS03A4-BURKE Class A2 () [P]
        Orig Bal 55,000,000  Fac 1.00000  Coup 5.750 Mat / / Wac- 0.000(0.000) WAM- / (-22839)/ 0
                               COMBINED (2A+2B)
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003   Curve Type:   Treas Act   Curve Date:  25-Mar-2003     Tranche: A2(    )



--------------------------------------------------------------------------------------
             rs03a4-burke/v50    rs03a4-burke/v100     rs03a4-burke/v150    prepay
                                                                            losses
Price            1.3375%             1.3375%              1.3375%           1M_LIB
                 5.91                2.93                 2.42              Avg. Life
                 04/03               04/03                04/03             1st Prin
                 04/16               04/16                05/12             Last Prin
--------------------------------------------------------------------------------------
101:29+          5.33                4.90                 4.75              Yield
                 4.74                2.54                 2.17              Duration
--------------------------------------------------------------------------------------
102:1+           5.31                4.86                 4.70              Yield
                 4.74                2.54                 2.17              Duration
--------------------------------------------------------------------------------------
102:5+           5.28                4.81                 4.64              Yield
                 4.75                2.54                 2.17              Duration
--------------------------------------------------------------------------------------
102:9+           5.26                4.76                 4.58              Yield
                 4.75                2.54                 2.17              Duration
--------------------------------------------------------------------------------------
102:13+          5.23                4.71                 4.53              Yield
                 4.75                2.55                 2.18              Duration
--------------------------------------------------------------------------------------
102:17+          5.20                4.67                 4.47              Yield
                 4.76                2.55                 2.18              Duration
--------------------------------------------------------------------------------------
102:21+          5.18                4.62                 4.42              Yield
                 4.76                2.55                 2.18              Duration
--------------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                March 25, 2003
Bear, Stearns & Co. Inc.                                        03:26PM EST
dburke                              RS03A4-BURKE                Page 1 of 1



                         RS03A4-BURKE Class A3 () [P]
        Orig Bal 66,219,529  Fac 1.00000  Coup 1.737 Mat / / Wac- 0.000(0.000) WAM- / (-22839)/ 0
               1.0000 x 1-mo LIBOR + 0.4000   Cap 8.5000 @ 8.1000  Floor 0.4000 @ 0.0000
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003   Curve Type:   Treas Act   Curve Date:  25-Mar-2003     Tranche: A3(    )

--------------------------------------------------------------------------------------
             rs03a4-burke/v50    rs03a4-burke/v100     rs03a4-burke/v150    prepay
                                                                            losses
Price            1.3375%             1.3375%              1.3375%           1M_LIB
                 4.38                4.36                 3.43              Avg. Life
                 04/03               04/03                04/03             1st Prin
                 04/16               04/16                05/12             Last Prin
--------------------------------------------------------------------------------------
99:18+           1.85                 1.85                 1.87             Yield
                 4.10                 4.08                 3.26             Duration
--------------------------------------------------------------------------------------
99:22+           1.82                 1.82                 1.83             Yield
                 4.10                 4.08                 3.26             Duration
--------------------------------------------------------------------------------------
99:26+           1.78                 1.78                 1.79             Yield
                 4.10                 4.08                 3.26             Duration
--------------------------------------------------------------------------------------
99:30+           1.75                 1.75                 1.76             Yield
                 4.11                 4.09                 3.27             Duration
--------------------------------------------------------------------------------------
100:2+           1.72                 1.72                 1.72             Yield
                 4.11                 4.09                 3.27             Duration
--------------------------------------------------------------------------------------
100:6+           1.69                 1.69                 1.68             Yield
                 4.11                 4.09                 3.27             Duration
--------------------------------------------------------------------------------------
100:10+          1.66                 1.66                 1.64             Yield
                 4.12                 4.10                 3.27             Duration
--------------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                March 25, 2003
Bear, Stearns & Co. Inc.                                        03:29PM EST
dburke                              RS03A4-BURKE                Page 1 of 1



                         RS03A4-BURKE Class A4() [P]
        Orig Bal 66,219,529  Fac 1.00000  Coup 6.762 Mat / / Wac- 0.000(0.000) WAM- / (-22839)/ 0
               1.0000 x 1-mo LIBOR + 8.1000   Cap 8.1000 @ 0.0000  Floor 0.0000 @ 8.1000
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003   Curve Type:   Treas Act   Curve Date:  25-Mar-2003     Tranche: A4(    )

--------------------------------------------------------------------------------------
             rs03a4-burke/v50    rs03a4-burke/v100     rs03a4-burke/v150    prepay
                                                                            losses
Price            1.3375%             1.3375%              1.3375%           1M_LIB
                 4.38                4.36                 3.43              Avg. Life
                 04/03               04/03                04/03             1st Prin
                 04/16               04/16                05/12             Last Prin
--------------------------------------------------------------------------------------
12:1+            41.41               40.79                36.30             Yield
                 1.41                1.43                 1.34              Duration
--------------------------------------------------------------------------------------
12:5+            40.69               40.08                35.53             Yield
                 1.43                1.45                 1.35              Duration
--------------------------------------------------------------------------------------
12:9+            39.99               39.38                34.79             Yield
                 1.44                1.47                 1.36              Duration
--------------------------------------------------------------------------------------
12:13+           39.30               38.70                34.06             Yield
                 1.46                1.48                 1.38              Duration
--------------------------------------------------------------------------------------
12:17+           38.62               38.04                33.34             Yield
                 1.48                1.50                 1.39              Duration
--------------------------------------------------------------------------------------
12:21+           37.96               37.39                32.64             Yield
                 1.49                1.52                 1.41              Duration
--------------------------------------------------------------------------------------
12:25+           37.32               36.75                31.95             Yield
                 1.51                1.53                 1.42              Duration
--------------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                March 25, 2003
Bear, Stearns & Co. Inc.                                        03:29PM EST
dburke                              RS03A4-BURKE                Page 1 of 1



                         RS03A4-BURKE Class A5() [P]
        Orig Bal 45,298,500  Fac 1.00000  Coup 6.000 Mat / / Wac- 0.000(0.000) WAM- / (-22839)/ 0
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003   Curve Type:   Treas Act   Curve Date:  25-Mar-2003     Tranche: A5(    )

--------------------------------------------------------------------------------------
             rs03a4-burke/v50    rs03a4-burke/v100     rs03a4-burke/v150    prepay
                                                                            losses
Price            1.3375%             1.3375%              1.3375%           1M_LIB
                 13.67               1.74                 1.39              Avg. Life
                 08/13               04/03                04/03             1st Prin
                 01/20               12/06                06/05             Last Prin
--------------------------------------------------------------------------------------
99:27            6.05                5.91                 5.87              Yield
                 9.04                1.58                 1.29              Duration
--------------------------------------------------------------------------------------
99:31            6.03                5.83                 5.78              Yield
                 9.04                1.58                 1.29              Duration
--------------------------------------------------------------------------------------
100:3            6.02                5.75                 5.68              Yield
                 9.05                1.59                 1.29              Duration
--------------------------------------------------------------------------------------
100:7            6.01                5.68                 5.58              Yield
                 9.05                1.59                 1.29              Duration
--------------------------------------------------------------------------------------
100:11           5.99                5.60                 5.49              Yield
                 9.05                1.59                 1.29              Duration
--------------------------------------------------------------------------------------
100:15           5.98                5.52                 5.39              Yield
                 9.06                1.59                 1.29              Duration
--------------------------------------------------------------------------------------
100:19           5.96                5.44                 5.30              Yield
                 9.06                1.59                 1.29              Duration
--------------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                March 25, 2003
Bear, Stearns & Co. Inc.                                        03:28PM EST
dburke                              RS03A4-BURKE                Page 1 of 1



                         RS03A4-BURKE Class A6() [P]
        Orig Bal 1,969,500  Fac 1.00000  Coup 0.000 Mat / / Wac- 0.000(0.000) WAM- / (-22839)/ 0
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003   Curve Type:   Treas Act   Curve Date:  25-Mar-2003     Tranche: A6(    )

--------------------------------------------------------------------------------------
             rs03a4-burke/v50    rs03a4-burke/v100     rs03a4-burke/v150    prepay
                                                                            losses
Price            1.3375%             1.3375%              1.3375%           1M_LIB
                 13.67               1.74                 1.39              Avg. Life
                 08/13               04/03                04/03             1st Prin
                 01/20               12/06                06/05             Last Prin
--------------------------------------------------------------------------------------
80:28            1.56                13.02                16.16             Yield
                 13.51               1.53                 1.24              Duration
--------------------------------------------------------------------------------------
81:0             1.55                12.92                16.04             Yield
                 13.51               1.53                 1.24              Duration
--------------------------------------------------------------------------------------
81:4             1.54                12.82                15.91             Yield
                 13.51               1.53                 1.24              Duration
--------------------------------------------------------------------------------------
81:8             1.53                12.72                15.79             Yield
                 13.51               1.53                 1.25              Duration
--------------------------------------------------------------------------------------
81:12            1.52                12.62                15.67             Yield
                 13.51               1.54                 1.25              Duration
--------------------------------------------------------------------------------------
81:16            1.51                12.52                15.54             Yield
                 13.52               1.54                 1.25              Duration
--------------------------------------------------------------------------------------
81:20            1.49                12.42                15.42             Yield
                 13.52               1.54                 1.25              Duration
--------------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                March 25, 2003
Bear, Stearns & Co. Inc.                                        03:29PM EST
dburke                              RS03A4-BURKE                Page 1 of 1



                         RS03A4-BURKE Class A7() [P]
        Orig Bal 23,536,187  Fac 1.00000  Coup 2.558 Mat / / Wac- 0.000(0.000) WAM- / (-22839)/ 0
            1.0000 x 1-mo LIBOR + 1.2200   Cap 8.0000 @ 6.7800  Floor 1.2200 @ 0.0000
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003   Curve Type:   Treas Act   Curve Date:  25-Mar-2003     Tranche: A7(    )

--------------------------------------------------------------------------------------
             rs03a4-burke/v50    rs03a4-burke/v100     rs03a4-burke/v150    prepay
                                                                            losses
Price            1.3375%             1.3375%              1.3375%           1M_LIB
                 20.09               7.96                 0.72              Avg. Life
                 01/20               12/06                04/03             1st Prin
                 07/27               02/18                07/04             Last Prin
--------------------------------------------------------------------------------------
99:20            2.58                 2.60                 2.85              Yield
                 15.48                6.97                 0.70              Duration
--------------------------------------------------------------------------------------
99:24            2.58                 2.58                 2.67              Yield
                 15.49                6.98                 0.70              Duration
--------------------------------------------------------------------------------------
99:28            2.57                 2.56                 2.50              Yield
                 15.49                6.98                 0.70              Duration
--------------------------------------------------------------------------------------
100:0            2.56                 2.55                 2.32              Yield
                 15.50                6.98                 0.71              Duration
--------------------------------------------------------------------------------------
100:4            2.55                 2.53                 2.14              Yield
                 15.50                6.98                 0.71              Duration
--------------------------------------------------------------------------------------
100:8            2.54                 2.51                 1.97              Yield
                 15.50                6.99                 0.71              Duration
--------------------------------------------------------------------------------------
100:12           2.54                 2.49                 1.79              Yield
                 15.51                6.99                 0.71              Duration
--------------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                March 25, 2003
Bear, Stearns & Co. Inc.                                        03:27PM EST
dburke                              RS03A4-BURKE                Page 1 of 1



                         RS03A4-BURKE Class A8() [P]
        Orig Bal 9,209,813  Fac 1.00000  Coup 13.909 Mat / / Wac- 0.000(0.000) WAM- / (-22839)/ 0
            -2.5556 x 1-mo LIBOR + 17.3267   Cap 17.3267 @ 6.7800  Floor 0.0000 @ 0.0000
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003   Curve Type:   Treas Act   Curve Date:  25-Mar-2003     Tranche: A8(    )

--------------------------------------------------------------------------------------
             rs03a4-burke/v50    rs03a4-burke/v100     rs03a4-burke/v150    prepay
                                                                            losses
Price            1.3375%             1.3375%              1.3375%           1M_LIB
                 20.09               7.96                 0.72              Avg. Life
                 01/20               12/06                04/03             1st Prin
                 07/27               02/18                07/04             Last Prin
--------------------------------------------------------------------------------------
96:30            14.65               14.82                17.68              Yield
                 6.23                4.18                 0.62               Duration
--------------------------------------------------------------------------------------
97:2             14.63               14.79                17.48              Yield
                 6.23                4.18                 0.62               Duration
--------------------------------------------------------------------------------------
97:6             14.61               14.76                17.27              Yield
                 6.24                4.19                 0.62               Duration
--------------------------------------------------------------------------------------
97:10            14.59               14.73                17.07              Yield
                 6.25                4.19                 0.62               Duration
--------------------------------------------------------------------------------------
97:14            14.57               14.70                16.87              Yield
                 6.25                4.19                 0.63               Duration
--------------------------------------------------------------------------------------
97:18            14.55               14.67                16.66              Yield
                 6.26                4.20                 0.63               Duration
--------------------------------------------------------------------------------------
97:22            14.53               14.64                16.46              Yield
                 6.27                4.20                 0.63               Duration
--------------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                March 25, 2003
Bear, Stearns & Co. Inc.                                        03:27PM EST
dburke                              RS03A4-BURKE                Page 1 of 1



                         RS03A4-BURKE Class A9() [P]
        Orig Bal 11,500,000  Fac 1.00000  Coup 5.750 Mat / / Wac- 0.000(0.000) WAM- / (-22839)/ 0
Price/Yield View    Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:    31-Mar-2003   Curve Type:   Treas Act   Curve Date:  25-Mar-2003     Tranche: A9(    )

--------------------------------------------------------------------------------------
             rs03a4-burke/v50    rs03a4-burke/v100     rs03a4-burke/v150    prepay
                                                                            losses
Price            1.3375%             1.3375%              1.3375%           1M_LIB
                 26.75               18.63                12.06             Avg. Life
                 07/27               02/18                05/12             1st Prin
                 03/33               03/33                03/33             Last Prin
--------------------------------------------------------------------------------------
99:10+           5.84                5.84                 5.85              Yield
                 13.28               11.03                8.37              Duration
99:14+           5.83                5.83                 5.84              Yield
                 13.28               11.04                8.37              Duration
99:18+           5.82                5.82                 5.82              Yield
                 13.29               11.04                8.37              Duration
99:22+           5.81                5.81                 5.81              Yield
                 13.30               11.05                8.38              Duration
99:26+           5.80                5.80                 5.79              Yield
                 13.31               11.05                8.38              Duration
99:30+           5.79                5.79                 5.78              Yield
                 13.32               11.06                8.38              Duration
100:2+           5.78                5.78                 5.76              Yield
                 13.33               11.07                8.39              Duration
--------------------------------------------------------------------------------------





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.